Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Variable Equity Trust of our report dated February 13, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Variable Aggressive Growth Portfolio’s Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
April 12, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Variable Equity Trust of our report dated February 13, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Variable Appreciation Portfolio’s Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
April 12, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Variable Equity Trust of our report dated February 13, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Variable Dividend Strategy Portfolio’s Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
April 12, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Variable Equity Trust of our report dated February 13, 2018, relating to the financial statements and financial highlights, which appears in ClearBridge Variable Large Cap Growth Portfolio’s Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
April 12, 2018

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our reports dated February 15, 2017 with respect to the financial statements of ClearBridge Variable Aggressive Growth Portfolio, QS Legg Mason Dynamic Multi-Strategy VIT Portfolio, QS Variable Conservative Growth, QS Variable Growth and QS Variable Moderate Growth, and dated February 16, 2017 with respect to the financial statements of ClearBridge Variable Appreciation Portfolio, ClearBridge Variable Dividend Strategy Portfolio, ClearBridge Variable Large Cap Growth Portfolio, ClearBridge Variable Large Cap Value Portfolio, ClearBridge Variable Mid Cap Portfolio and ClearBridge Variable Small Cap Growth Portfolio each a series of the Legg Mason Partners Variable Equity Trust, as of December 31, 2016, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

New York, New York
April 12, 2018

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